AUTHORIZATION TO BEGIN
                                           RETIREMENT INCOME FROM
                                           RETIREMENT ANNUITIES OR
                                           GROUP RETIREMENT ANNUITIES

[LOGO]
TIAA-CREF

TEACHERS
INSURANCE AND
ANNUITY
ASSOCIATION

College
Retirement
Equities
Fund

730 Third Avenue
New York
NY 10017-3206

                                  INSTRUCTIONS

     Authorizing us to start your retirement income payments calls for several important decisions. Please read the booklet that accompanies this form. You may want to talk to a retirement planning consultant or call us at 1 800 8422776 if you have questions. Because some of your decisions are irrevocable once retirement income begins, be sure to consider each instruction you give us carefully.


================================================================================
1. PERSONAL INFORMATION. Be sure all items are completed. Your citizenship is required for tax withholding. If you're not a U.S. citizen and we haven't included tax withholding information, please contact us.

2. PAYMENT START DATE AND FREQUENCY. Please specify the month and year that you would like your retirement income to begin and the frequency of your payments. Annuity payments are effective the first day of the month.

3. CHOOSING AN ANNUITY INCOME OPTION. Unless you tell us otherwise, the option you select will apply to all your accounts. If you want to choose different options for different accounts, please include a written statement of explanation. If you need assistance, please contact us.

4. CHOOSING THE AMOUNT. Tell us if you'd like to base your payments on all or only a portion of your accumulation. There is a $10,000 minimum requirement for each account.

5. CHOOSING THE TIAA GRADED PAYMENT METHOD. You may request the Graded Payment Method for all or part of your lifetime TIAA Traditional annuity income. This method doesn't apply to the TIAA Installment Refund Annuity or to the TIAA Real Estate Account. Leave this section blank if you'd like your income paid under the Standard Payment Method.

6. CHOOSING YOUR BENEFCIARY. Be sure to name a beneficiary if you're choosing the TIAA Installment Refund Annuity or an annuity income option with a guaranteed payment period. Also review the sample designations in your "Forms to Complete" packet.

7. SELECTING A RETIREMENT TRANSITION BENEFIT (if permitted under the terms of your employer's retirement plan). You can receive a Retirement Transition Benefit of 10% or less (from any or all accounts) of the accumulation that you will receive income from. Federal tax laws subject your payment to 20% mandatory income tax withholding unless your payment is directly rolled over to an IRA or an employer's similar retirement plan. This will maintain the tax-deferred status on the amount. Please read the booklet and notice accompanying this form for more information. If you'd like the benefit, let us know the amount, from which accounts, and if you want to directly roll over this payment. If you don't want the benefit, leave this section blank.

8. YOUR AGREEMENT AND SIGNATURE. Please sign this section after completing this authorization.

9. EXEMPTION FROM SPOUSAL RIGHTS TO SURVIVOR BENEFITS. If your retirement plan participation since August 23, 1984, has been only in plans of publicly supported institutions, such as those of a state university, or those of certain churches, Section 10 doesn't apply to you. Your institution's plan representative also can tell you if you're exempt. If you are exempt, check the box and skip Section 10.

10. SPOUSE'S WAIVER OR UNMARRIED DETERMINATION. You or your spouse must complete this section if you did not answer "yes" in Section 9 and you:

o request a Retirement Transition Benefit;

o choose a one-life lifetime annuity option; or

o name a person other than your spouse as your annuity partner.

YOUR SPOUSE should complete Section A if you're married. Federal law states that your spouse has certain rights to your annuity. If you're married when you sign and send us this request, we need your spouse's written consent to the annuity benefits. Your spouse has to sign the waiver within 90 days of the date you begin income, and the date he or she signs must be the same or a later date than the date you sign Section 8. Your spouse has to be present when the signature is witnessed by the plan representative or a notary public.

YOU should complete Section B if you're unmarried. If you're currently employed, your marital status must be established by your employer's plan representative.


================================================================================
      Use the enclosed "Payment Destination Instructions" form to authorize us to deposit your payments in your bank account, or to mail your checks to an address other than your current home.

F6647(3/96) RA/GRA Private

AUTHORIZATION TO BEGIN RETIREMENT INCOME FROM                                  P
RETIREMENT ANNUITIES OR GROUP RETIREMENT ANNUITIES


================================================================================
1 PERSONAL
  INFORMATION

Name                                            Social Security Number

Date of Birth           Daytime Telephone       Citizenship (if other than U.S.)

TIAA Number(s)                                  CREF Number(s)

Will you have terminated employment from all institutions that contributed to this contract? [ ] Yes [ ] No

If not, when do you expect to terminate employment?_____/_____/_____

================================================================================
2 PAYMENT START
  DATE AND
  FREQUENCY

Start Retirement Income (THE FIRST OF WHAT MONTH) ___________  (year)___________

Payment  Frequency [ ]       Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

================================================================================
3 CHOOSING AN
  ANNUITY
  INCOME
  OPTION

ONE-LIFE ANNUITY INCOME OPTIONS

[ ] Single life annuity (all payments end at your death). Do not name a beneficiary in Section 6.

[ ] Life annuity with guaranteed period of [ ] 10 [ ] 15 [ ] 20 years. NAME a beneficiary in Section 6.

[ ] TIAA Installment Refund Annuity (available only under TIAAs Standard Payment Method for TIAA Traditional accumulations in contracts issued before January 1, 1985. Not available for TIAA Real Estate or CREF accumulations).NAME a beneficiary in Section 6.

If YOU choose a one-life option, you or your spouse may have to complete Section 10.

TWO-LIFE ANNUITY INCOME OPTIONS

[ ] Full benefit to survivor (you or your annuity partner)

[ ] Two-thirds benefit to survivor (you or your annuity partner)

[ ] Half benefit to annuity partner

GUARANTEED PERIOD OF

[ ] 10 years

[ ] 15 years

[ ] 20 years

Name a beneficiary in Section 6.

[ ] No guaranteed period

Name of Annuity Partner
(the person to receive lifetime income if he or she survives you)

________________________________________________________________________________
Relationship to You                                    Date of Birth

________________________________________________________________________________
Social Security Number                                 Citizenship (if not U.S.)

________________________________________________________________________________

================================================================================
TA_SR

F6647(3/96) RA/GRA Private

4 CHOOSING THE
  AMOUNT

I'D  LIKE TO BASE MY  LIFETIME  ANNUITY  INCOME  ON

[ ] 100% OF MY TIAA AND CREF ACCUMULATIONS OR

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please write out in words either a dollar amount or a percentage for each TIAA and CREF account. The minimum for each account is $10,000 (written as "ten thousand dollars").

TIAA Traditional
________________________________________________________________________________
TIAA Real Estate
________________________________________________________________________________
CREF Stock
________________________________________________________________________________
CREF Money Market
________________________________________________________________________________
CREF Social Choice
________________________________________________________________________________
CREF Bond Market
________________________________________________________________________________
CREF Global Equities
________________________________________________________________________________
CREF Growth
________________________________________________________________________________
CREF Equity Index
________________________________________________________________________________

================================================================================
5 CHOOSING THE
  TIAA GRADED
  PAYMENT
  METHOD

If  you  choose  this   option  for  less  than  your  total  TIAA   Traditional
accumulation, please write out in words either a dollar amount or a percentage.

[ ] I CHOOSE THE GRADED PAYMENT METHOD FOR ALL OF MY TIAA TRADITIONAL ACCUMULATION BEING CONVERTED TO ANNUITY INCOME.

[ ] I CHOOSE THE GRADED PAYMENT METHOD FOR _______ OF MY TIAA TRADITIONAL ACCUMULATION BEING CONVERTED TO ANNUITY INCOME. (The minimum is $10,000 or your entire accumulation.)

================================================================================
6 CHOOSING YOUR
  BENEFICIARY

Tell us who should receive any payments due after you (and your annuity partner, if any) have died.

Name of                    Social Security                            Date of
Primary Beneficiary        Number                 Relationship        Birth

________________________________________________________________________________
Name of                    Social Security                            Date of
Contingent Beneficiary     Number                 Relationship        Birth






________________________________________________________________________________
================================================================================
TA_SR

F6647/(3/96) RA/GRA} rRAlGRA Private

7 SELECTING A
  RETIREMENT
  TRANSITION
  BENEFIT

I'D LIKE MY RETIREMENT TRANSITION BENEFIT ON

[ ] 10% OF MY TIAA AND CREF ACCUMULATIONS BEING CONVERTED TO ANNUITY INCOME

or

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please tell us the percentage or dollar amount you want from each fund that you' I be receiving income from.

TIAA Traditional
________________________________________________________________________________
TIAA Real Estate
________________________________________________________________________________
CREF Stock
________________________________________________________________________________
CREF Money Market
________________________________________________________________________________
CREF Social Choice
________________________________________________________________________________
CREF Bond Market
________________________________________________________________________________
CREF Global Equities
________________________________________________________________________________
CREF Growth
________________________________________________________________________________
CREF Equity Index
________________________________________________________________________________

If your Retirement Transition Benefit is to be a direct rollover, please provide the necessary information.

MAKE MY DIRECT ROLLOVER TO

[ ] MY TIAA-CREF ROLLOVER IRAS: Ira Number(s)___________________________________

[ ] MY NEW TIAACREF ROLLOVER IRAS (please also complete an application)

[ ] ANOTHER COMPANY/INSTITUTION (please complete the following or provide us with the other company's equivalent form that has been completed)

Please indicate the type of account set up to receive these funds:

[ ] IRA     [ ] 403(b)     [ ] 401(a) or 403(a)

Company                                                   Telephone
________________________________________________________________________________

Check-Mailing Address
________________________________________________________________________________

City                                State                 Zip
________________________________________________________________________________

Participant Account Number
________________________________________________________________________________

================================================================================

TA_SR

F6647/3/96) RA/GRA Private

================================================================================
8 YOUR
  AGREEMENT

By signing, you agree that:

o The retirement income starting date cannot be prior to the first day of the month following the date we receive all necessary papers;

o The final premium from your employer must be due and payment received or guaranteed by the last day of the month in which your retirement income starts;

o You can't change your annuity income option, income under the TIAA standard payment method, or annuity partner after annuity income payments begin;

o Your signature authorizes TIAA-CREF to send your payments directly to the IRA or employer plan if you so indicated; and

o Once a contract's entire value has been used to provide benefits, that contract won't have any value, but you're not required to return the contracts to begin benefit payments.

YOUR
SIGNATURE

Signature                                                         Date
________________________________________________________________________________

================================================================================
9 EXEMPTION
  FROM SPOUSAL
  RIGHTS TO
  SURVIVOR
  BENEFITS

If you participated only in retirement plans of publicly supported institutions, such as those of state university systems, or in those of certain churches, you are exempt from federal spousal survivor benefits requirements. And if you did not participate in the plan of a private employer since August 23, 1984, you are also exempt. If you are in either category, please check the box and skip
Section 10.

[ ] YES, I AM EXEMPT FROM FEDERAL SPOUSAL RIGHTS TO SURVIVOR BENEFITS REQUIREMENTS.

================================================================================
10 SPOUSE'S
   WAIVER

A. SPOUSE'S CONSENT TO WAIVER OF SURVIVOR BENEFITS
(To be read and signed by the spouse of the annuity owner.)

Under federal law, you have certain rights to your spouse's annuity. Your spouse has to receive benefits from a "two-life income option," where you'll receive a lifetime income when he or she dies. If your spouse would like to choose a one-life option, or a two-life option that provides someone other than you with a lifetime income, he or she must have your written consent. Please note: a one-life annuity generally provides a higher income than a two-life annuity. (For more information, see the enclosed income illustration.) If your spouse chooses a Retirement Transition Benefit (RTB) payment, you also have to consent because that amount will not be available for lifetime income. If you consent, you will not receive a lifetime income from the amount being "annuitized" -- or received as an RTB payment - if your spouse dies before you.

If your spouse has selected an RTB payment, a one-life option, or a two-life option with someone other than you receiving lifetime income, you have to read and sign the following statement, and have your signature witnessed.



TA_SR

F6647(3/96) RA/GRA Private   SPOUSE'S WAIVER CONTINUED ON NEXT PAGE

================================================================================
10 SPOUSE'S
   WAIVER
   (continued)

I UNDERSTAND AND AGREE THAT I'M GIVING UP MY RIGHT TO RECEIVE LIFETIME ANNUITY INCOME AT MY SPOUSE'S DEATH FOR THE ACCUMULATIONS INDICATED ON THIS
AUTHORIZATION. I RELEASE TIAA AND CREF FROM ALL LIABILITY FOR MAKING PAYMENT BASED ON THIS AUTHORIZATION.

Spouse's Signature                                               Date
________________________________________________________________________________

Spouse's Signature Witnessed by Plan Representative for (NAME OF INSTITUTION)
________________________________________________________________________________

Authorized Signature                  Title                      Date
________________________________________________________________________________

OR

Spouse's Signature Witnessed by Notary Public
State of                        )
County of                       )

On __________________________, 19_______________ , BEFORE ME PERSONALLY APPEARED

__________________________, TO ME KNOWN AND KNOWN TO ME TO BE THE INDIVIDUAL WHO SIGNED THE ABOVE SPOUSAL CONSENT AND ACKNOWLEDGED TO ME THAT HE/SHE SIGNED THE CONSENT.

                                               __________________________
                                                      Notary Public
================================================================================
UNMARRIED
DETERMINATION

B. ESTABLISHING  YOUR UNMARRIED STATUS
(To be completed by the annuity owner if applicable.)

I'M NOT MARRIED. IF I'M EMPLOYED, MY EMPLOYER'S PLAN REPRESENTATIVE MUST ESTABLISH MY UNMARRIED STATUS TO HIS/HER SATISFACTION AND SIGN BELOW.

Your Signature                                               Date
________________________________________________________________________________

Established by Plan Representative for (NAME OF INSTITUTION)
________________________________________________________________________________

Authorized Signature                  Title                  Date
________________________________________________________________________________
================================================================================
Ohio and Kentucky residents, please note:
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer or other persons submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TA_SR

F6647(3/96) RA/GRA Private

Printed on recycled paper

F6647(3/96) RA/GRA Private

                                           AUTHORIZATION TO BEGIN
                                           RETIREMENT INCOME FROM
                                           RETIREMENT ANNUITIES OR
                                           GROUP RETIREMENT ANNUITIES

[LOGO]

TEACHERS
INSURANCE AND
ANNUITY
ASSOCIATION

COLLEGE
RETIREMENT
EQUITIES
FUND

730 Third Avenue                                                          PUBLIC
New York
NY 10017-3206



                                  INSTRUCTIONS

      Authorizing us to start your retirement income payments calls for several important decisions. Please read the booklet that accompanies this form. You may want to talk to a retirement planning consultant or call us at l 800 8422776 if you have questions. Because some of your decisions are irrevocable once retirement income begins, be sure to consider each instruction you give us carefully.
================================================================================

1. PERSONAL INFORMATION. Be sure all items are completed. Your citizenship is required for tax withholding. If you're not a U.S. citizen and we haven't included tax withholding information, please contact us.

2. PAYMENT START DATE AND FREQUENCY. Please specify the month and year that you would like your retirement income to begin and the frequency of your payments. Annuity payments are effective on the first day of the month.

3. CHOOSING AN ANNUITY INCOME OPTION. Unless you tell us otherwise, the option you select will apply to all your accounts. If you want to choose different options for different accounts, please include a written statement of explanation. If you need assistance, please contact us.

4. CHOOSING THE AMOUNT. Tell us if you'd like to base your payments on all or only a portion of your accumulation. There is a $10,000 minimum requirement for each account.

5. CHOOSING THE TIAA GRADED PAYMENT METHOD. You may request the Graded Payment Method for all or part of your lifetime TIAA Traditional annuity income. This method doesn't apply to the TIAA Installment Refund Annuity or the Real Estate Account. Leave this section blank if you'd like your income paid under the Standard Payment Method.

6. CHOOSING YOUR BENEFICIARY. Be sure to name a beneficiary if you're choosing the TIAA Installment Refund Annuity or an annuity income option with a guaranteed payment period. Also review the sample designations in your "Forms to Complete" packet.

7. SELECTING A RETIREMENT TRANSITION BENEFIT (if permitted under the terms of your employer's retirement plan). You can receive a Retirement Transition Benefit of 10% or less (from any or all accounts) of the accumulation that you will receive income from. Federal tax laws subject your payment to 20% mandatory income tax withholding unless your payment is directly rolled over to an IRA or an employer's similar retirement plan. This will maintain the tax-deferred status on the amount. Please read the booklet and notice accompanying this form for more information. If you'd like the benefit, let us know the amount, from which accounts, and if you want to directly roll over this payment. If you don't want the benefit, leave this section blank.

8. YOUR AGREEMENT AND SIGNATURE. Please sign this section after completing this authorization.

================================================================================
   USE THE ENCLOSED "PAYMENT DESTINATION INSTRUCTIONS" FORM TO AUTHORIZE US TO
    DEPOSIT YOUR PAYMENTS IN YOUR BANK ACCOUNT, OR TO MAIL YOUR CHECKS TO AN
                     ADDRESS OTHER THAN YOUR CURRENT HOME.

F7322 (3/96)

AUTHORIZATION TO BEGIN RETIREMENT INCOME FROM                                  P
RETIREMENT ANNUITIES OR GROUP RETIREMENT ANNUITIES

1 PERSONAL
  INFORMATION

Name                                                   Social Security Number
________________________________________________________________________________

Date of Birth        Daytime Telephone                 Citizenship (if not U.S.)
________________________________________________________________________________

TIAA Number                                            CREF Number
________________________________________________________________________________

Will you have terminated employment from all institutions that contributed to this contract?
[ ] Yes        [ ] No
If not, when do you expect to terminate employment?_____/_____/_____

================================================================================
2 PAYMENT START
  DATE AND
  FREQUENCY

Start retirement  income on (THE FIRST OF WHAT MONTH)_____________ (year)_______
Payment Frequency    [ ] Monthly   [ ] Quarterly  [ ] Semiannually  [ ] Annually

================================================================================
3 CHOOSING AN
  ANNUITY
  INCOME
  OPTION

ONE-LIFE ANNUITY INCOME OPTIONS

[ ] Single life annuity (all payments end at your death). DO NOT name a beneficiary in Section 6.

[ ] Life annuity with guaranteed period of [ ] 10 [ ] 15 [ ] 20 years. NAME a beneficiary in Section 6.

[ ] TIAA Installment Refund Annuity (available only under TIAAs Standard Payment Method for TIAA Traditional accumulations in contracts issued before January 1, 1985. Not available for TIAA Real Estate or CREF accumulations). NAME a beneficiary in Section 6.

TWO-LIFE ANNUITY INCOME OPTIONS

[ ] Full benefit to survivor (you or your annuity partner)

[ ] Two-thirds benefit to survivor (you or your annuity partner)

[ ] Half benefit to annuity partner

GUARANTEED PERIOD OF

[ ] 10 years
[ ] 15 years
[ ] 20 years
Name a  beneficiary in Section 6.
[ ] No guaranteed period

Name of Annuity Partner
(the person to receive lifetime income if he or she survives you)

________________________________________________________________________________
Relationship to You                                    Date of Birth

________________________________________________________________________________
Social Security Number                                 Citizenship (if not U.S.)
________________________________________________________________________________

================================================================================


TA-SR
F7322 (3/96)

================================================================================
4 CHOOSING THE
  AMOUNT

I'D LIKE TO BASE MY LIFETIME ANNUITY INCOME ON

[ ] 100% OF THE TIAA AND CREF ACCUMULATIONS or

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please write out in words either a dollar amount or a percentage for each account; the minimum for each account is $10,000 (written as "ten thousand dollars").

TIAA TRADITIONAL
________________________________________________________________________________

TIAA REAL ESTATE
________________________________________________________________________________

CREF STOCK
________________________________________________________________________________

CREF MONEY MARKET
________________________________________________________________________________

CREF SOCIAL CHOICE
________________________________________________________________________________

CREF BOND MARKET
________________________________________________________________________________

CREF GLOBAL EQUITIES
________________________________________________________________________________

CREF GROWTH
________________________________________________________________________________

CREF EQUITY INDEX
________________________________________________________________________________

================================================================================
5 CHOOSING THE
  TIAA GRADED
  PAYMENT
  METHOD

If  you  choose  this   option  for  less  than  your  total  TIAA   Traditional
accumulation,  please write out in words either a dollar amount or a percentage.

[ ] I CHOOSE  THE  TIAA  GRADED  PAYMENT  METHOD  FOR ALL OF MY TLAA TRADITIONAL
    ACCUMULATION BEING CONVERTED TO ANNUITY INCOME.

[ ] I CHOOSE THE TIAA GRADED PAYMENT METHOD FOR      OF MY TIAA      TRADITIONAL
    ACCUMULATION  BEING CONVERTED TO ANNUITY  INCOME.    (The minimum is $10.000
    or your entire accumulation.)

================================================================================
6 CHOOSING YOUR
  BENEFICIARY

Tell us who should receive any payments due after you (and your annuity partner, if any) have died.

Name of                  Social Security                             Date of
Primary Beneficiary          Number          Relationship             Birth



________________________________________________________________________________
Name of                  Social Security                             Date of
Contingent Beneficiary       Number          Relationship             Birth



________________________________________________________________________________

================================================================================


TA-SR
F7322 (3/96)

================================================================================
7 SELECTING A
  RETIREMENT
  TRANSITION
  BENEFIT

I'D LIKE MY RETIREMENT TRANSITION BENEFIT ON

[ ] 10% OF MY TIAA AND CREF ACCUMULATIONS BEING CONVERTED TO ANNUITY INCOME

OR

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please tell us the percentage or dollar amount you want from each fund that you'll be receiving income from.

TIAA Traditional
________________________________________________________________________________

TIAA Real Estate
________________________________________________________________________________

CREF Stock
________________________________________________________________________________

CREF Money Market
________________________________________________________________________________

CREF Social Choice
________________________________________________________________________________

CREF Bond Market
________________________________________________________________________________

CREF Global Equities
________________________________________________________________________________

CREF Growth
________________________________________________________________________________

CREF Equity Index
________________________________________________________________________________

If your Retirement Transition Benefit is to be a direct rollover, please provide the necessary information.

MAKE MY DIRECT ROLLOVER TO

[ ] MY TIAA-CREF ROLLOVER IRAS: IRA Number(s)

[ ] MY NEW TIAA-CREF ROLLOVER IRAS (please also complete an application)

[ ] ANOTHER COMPANY/INSTITUTION (please complete the following or provide us with the other company's equivalent form that has been completed)

Please indicate the type of account set up to receive these funds:
[ ] IRA [ ] 403(b) [ ] 401(a) or 403(a)

Company                                                        Telephone
________________________________________________________________________________

Check-Mailing Address
________________________________________________________________________________

City                                 State                     Zip
________________________________________________________________________________

Participant Account Number
________________________________________________________________________________

================================================================================


TA-SR
F7322 (3/96)

================================================================================
8 YOUR
  AGREEMENT

By signing you agree that:

o The retirement income starting date cannot be prior to the first day of the month following the date we receive all necessary papers;

o The final premium from your employer must be due and payment received or guaranteed by the last day of the month in which your retirement income starts;

o You can't change your annuity income option, income under the TIAA standard payment method, or annuity partner after annuity income payments begin;

o Your signature authorizes TIAA-CREF to send your payments directly to the IRA or employer plan if you so indicated; and

o Once a contract's entire value has been used to provide benefits, that contract won't have any value, but you're not required to return the contracts to begin benefit payments.

YOUR
SIGNATURE

Signature       Date
________________________________________________________________________________

================================================================================
Ohio and Kentucky residents, please note:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer or other person, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TA-SR
F7322 (3/96)                                           Printed on recycled paper

                                           AUTHORIZATION TO BEGIN
                                           FIXED-PERIOD INCOME FROM
                                           RETIREMENT ANNUITIES OR
                                           GROUP RETIREMENT ANNUITIES
[LOGO]
TIAA-CREF

TEACHERS
INSURANCE AND
ANNUITY
ASSOCIATION

COLLEGE
RETIREMENT
EQUITIES
FUND                                                                      PUBLIC

730 Third Avenue
New York
NY 10017-3206

                                  INSTRUCTIONS

     Authorizing us to start your retirement income payments calls for several important decisions. Please read the booklet that accompanies this form. Also review your employer's retirement plan provisions: You may be subject to limitations on the number of years and/or the amount you can choose. You may want to talk to a retirement counselor or call us at 1 800 842-2776 if you have questions. Because some of your decisions are irrevocable once retirement income begins, be sure to consider each instruction you give us carefully.


================================================================================
1. PERSONAL INFORMATION. Be sure all items are completed. Your citizenship is required for tax withholding. If you're not a U.S. citizen and we haven't included tax withholding information, please contact us.

2. PAYMENT START DATE AND FREQUENCY. Please specify the month and year that you would like your income to begin and the frequency of your payments. Annuity payments begin on the first day of the month.

3. SELECTING A RETIREMENT TRANSITION BENEFIT (if permitted under the terms of your employer's retirement plan). Your can receive a Retirement Transition Benefit of 10% or less (from any or all accounts) of the accumulation that you will receive income from. Federal tax laws subject your payment to 20% mandatory income tax withholding unless your payment is directly rolled over to an IRA or an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information.

4. CHOOSING THE FIXED-PERIOD OPTION. To choose the period of time that you want, write in the number. Payments from 5 to 30 years are available from TIAA Traditional GRAs, and from 2 to 30 years from CREF accounts in Retirement Annuities and Group Retirement Annuities. Payments from the TIAA Real Estate Account cannot be made from this option. Payments from TIAA Traditional Retirement Annuities also are not available. Federal tax law and/or your employer's plan may limit the number of years you can choose. Federal income tax withholding and rollover rules will apply. If you choose a period of time that is for 10 years or longer, your payments will be subject to ordinary federal income taxes and are not eligible to be rolled over. If you choose a period of time that is less than 10 years, you are subject to 20% mandatory federal income tax withholding unless your payments are directly rolled over to an IRA or an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information.

If you'd like to defer taxes on your payments by requesting a direct rollover, also complete Section 6.

5. CHOOSING THE AMOUNT. Tell us if you'd like to base your payments on all or only a portion of your accumulation. There is a $10,000 minimum requirement for each account.

If you plan on beginning income on your full accumulation, be sure to transfer the full value of your CREF Bond Market Account, if any, to another account.

6. DIRECT ROLLOVER. If you choose a Retirement Transition Benefit or a fixed-period payout option for less than 10 years, you can continue the benefit of tax deferral and maintain access to your payments by directly rolling it over to an IRA. You also may directly roll over your payment(s) to an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information. If you're interested in choosing a rollover, complete this section. If you don't want a direct rollover, leave this section blank.

7. CHOOSING YOUR BENEFICIARY. Be sure to name a beneficiary to receive benefits if you die. Also review the sample designations in your "Forms to Complete" packet.

8. YOUR AGREEMENT AND SIGNATURE. Please sign this section after completing this authorization.

================================================================================
  USE THE ENCLOSED "PAYMENT DESTINATION INSTRUCTIONS" FORM TO AUTHORIZE US TO DEPOSIT YOUR PAYMENTS IN YOUR BANK ACCOUNT, OR TO MAIL YOUR CHECKS TO AN ADDRESS
                         OTHER THAN YOUR CURRENT HOME.

F7321 (7/95)

                        Authorization to Begin Fixed-Period Income from
                        Retirement Annuities or Group Retirement Annuities     P

================================================================================
1 PERSONAL
  INFORMATION

Name                                                    Social Security Number
________________________________________________________________________________

Date of Birth              Daytime Telephone           Citizenship (if not U.S.)
________________________________________________________________________________

TIAA Number                                             CREF Number
________________________________________________________________________________

Will you have terminated employment from all institutions that contributed to this contract?
[ ] Yes   [ ] No

If not, when do you expect to terminate employment?_____/_____/_____

================================================================================
2 PAYMENT
  START DATE
  AND
  FREQUENCY

Start retirement income (THE FIRST OF WHAT MONTH) __________ (year)__________

Payment Frequency  [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually

================================================================================
3 SELECTING A
  RETIREMENT
  TRANSITION
  BENEFIT

I'D LIKE MY RETIREMENT TRANSITION BENEFIT ON

[ ] 10% OF MY TIAA AND CREF ACCUMULATIONS BEING CONVERTED TO FIXED-PERIOD
    PAYMENTS

or

[ ] OTHER AMOUNT AS INDICATED BELOW. Please tell us the percentage or dollar amount you want from each fund that you'll be receiving income from.

TIAA TRADITIONAL (FOR GROUP RETIREMENT ANNUITIES ONLY)
________________________________________________________________________________

CREF STOCK
________________________________________________________________________________

CREF MONEY MARKET
________________________________________________________________________________

CREF SOCIAL CHOICE
________________________________________________________________________________

CREF GLOBAL EQUITIES
________________________________________________________________________________

CREF GROWTH
________________________________________________________________________________

CREF EQUITY INDEX
________________________________________________________________________________

================================================================================
4 CHOOSING THE
  FIXED-PERIOD
  OPTION

FIXED-PERIOD INCOME OPTION

I'D LIKE TO RECEIVE ANNUITY PAYMENTS FROM MY ACCUMULATION FOR A FIXED PERIOD OF _________________ YEARS.
================================================================================

TA_SF
F7321 (7/95)

================================================================================
5 CHOOSING THE
  AMOUNT

I'D LIKE TO BASE MY FIXED-PERIOD INCOME ON

[ ] 100% OF MY TIAA AND CREF ACCUMULATION

or

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please write out in words either a dollar amount or a percentage for each account; the minimum for each account is $10,000 (written as "ten thousand dollars").

TIAA Traditional (for Group Retirement Annuities only)
________________________________________________________________________________

CREF Stock
________________________________________________________________________________

CREF Money Market
________________________________________________________________________________

CREF Social Choice
________________________________________________________________________________

CREF Global Equities
________________________________________________________________________________

CREF Growth
________________________________________________________________________________

CREF Equity Index
________________________________________________________________________________

================================================================================
6 DIRECT
  ROLLOVER

I'D LIKE TO DIRECTLY ROLL OVER MY

[ ] Retirement Transition Benefit
[ ] Fixed-Period Payout Option (must be less than 10 years)

MAKE MY DIRECT ROLLOVER TO

[ ] MY TIAA-CREF ROLLOVER IRAS: IRA Number(s)

[ ] MY NEW TIAA-CREF ROLLOVER IRAS (please also complete an application)

[ ] another company/institution (please complete the following or provide us with the other company's equivalent form that has been completed)

Please indicate the type of account set up to receive these funds:

[ ] IRA    [ ] 403(b)   [ ] 401(a) or 403(a)

Company                                                    Telephone
________________________________________________________________________________

Check-Mailing Address
________________________________________________________________________________

City                    State                              Zip
________________________________________________________________________________

Participant Account Number
________________________________________________________________________________

TA_SF
F7321 (7/95)

================================================================================
7 CHOOSING
  YOUR
  BENEFICIARY

Tell us who should receive any payments due after you have died.

Name of                         Social Security                         Date of
Primary Beneficiary                 Number           Relationship        Birth



________________________________________________________________________________

Name of                         Social Security                         Date of
Contingent Beneficiary              Number           Relationship        Birth




________________________________________________________________________________

================================================================================
8 YOUR
  AGREEMENT

By signing you agree that:

o The retirement income starting date cannot be prior to the first day of the month following the date we receive all necessary papers;

o The final premium from your employer must be due and payment received or guaranteed by the last day of the month in which your retirement income starts;

o  You can't change your income option after payment begins;

o Subject to the terms of your employer's retirement plan provisions, you may receive the commuted value of the remaining payments at any time;

o Your signature authorizes TIAA-CREF to send your payments directly to the IRA or employer plan if you so indicated; and

o Once a contract's entire value has been used to provide benefits, that contract won't have any value, but you're not required to return the contracts to begin benefit payments.

YOUR
SIGNATURE

Signature                                              Date
________________________________________________________________________________

================================================================================
Ohio and Kentucky residents, please note:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer or other person, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TA_SF
F7321 (7/95)                                           Printed on recycled paper

AUTHORIZATION TO BEGIN
FIXED-PERIOD INCOME FROM
RETIREMENT ANNUITIES OR
GROUP RETIREMENT ANNUITIES

[LOGO]
TIAA-CREF

TEACHERS
INSURANCE AND
ANNUITY
ASSOCIATION

COLLEGE
RETIREMENT
EQUITIES
FUND

730 Third Avenue
New York
NY 100 17-3206

INSTRUCTIONS

     Authorizing us to start your retirement income payments calls for several important decisions. Please read the booklet that accompanies this form. Also review your employer's retirement plan provisions: You may be subject to limitations on the number of years and/or the amount you can choose. You may want to talk to a retirement counselor or call us at 1 800 842-2776 if you have questions. Because some of your decisions are irrevocable once retirement income begins, be sure to consider each instruction you give us carefully.


================================================================================
1. PERSONAL INFORMATION. Be sure all items are completed. Your citizenship is required for tax withholding. If you're not a U.S. citizen and we haven't included tax withholding information, please contact us.

2. PAYMENT START DATE AND FREQUENCY. Please specify the month and year that you would like your income to begin and the frequency of your payments. Annuity payments begin on the first day of the month.

3. SELECTING A RETIREMENT TRANSITION Benefit (if permitted under the terms of your employer's retirement plan). You can receive a Retirement Transition Benefit of 10% or less (from any or all accounts) of the accumulation that you will receive income from. Federal tax laws subject your payment to 20% mandatory income tax withholding unless your payment is directly rolled over to an IRA or an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information.

If you'd like to defer taxes on your payments by requesting a direct rollover, also complete Section 6. If you don't want the benefit, leave this section blank.

4. CHOOSING THE FIXED-PERIOD OPTION. To choose the period of time from 5 to 30 years that you want, write in the number. Federal tax law and/or your employer's plan may limit the number of years you can choose. Federal income tax withholding and rollover rules will apply. If you choose a period of time that is for 10 years or longer, your payments will be subject to ordinary federal income taxes and are not eligible to be rolled over. If you choose a period of time that is less than 10 years, you are subject to 20% mandatory federal income tax withholding unless your payments are directly rolled over to an IRA or an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information. Payments for fixed periods of time are not available from the Real Estate Account.

If you'd like to defer taxes on your payments by requesting a direct rollover, also complete Section 6.

5. CHOOSING THE AMOUNT. Tell us if you'd like to base your payments on all or only a portion of your accumulation. There is a $10,000 minimum requirement for each account.

If you plan on beginning income on your full accumulation, be sure to transfer the full value of your CREF Bond Market Account, if any, to another account.

6. DIRECT ROLLOVER. If you choose a Retirement Transition Benefit or a fixed-period payout option for less than 10 years, you can continue the benefit of tax deferral and maintain access to your payment(s) by directly rolling it over to an IRA. You also may directly roll over your payment(s) to an employer's similar retirement plan. Please read the booklet and notice accompanying this form for more information. If you're interested in choosing a rollover, complete this section. If you don't want a direct rollover, leave this section blank.

7. CHOOSING YOUR BENEFICIARY. Be sure to name a beneficiary to receive benefits if you die. Also review the sample designations in your "Forms to Complete" packet.

8. EXEMPTION FROM SPOUSAL WAIVER TO PRERETIREMENT SURVIVOR BENEFITS. If your retirement plan participation since August 23, 1984, has been only in plans of publicly supported institutions, such as those of a state university, or those of certain churches, Section 9 doesn't apply to you. Your institution's plan representative also can tell you if you're exempt. If you are exempt, check the box and skip Section 9.

F7323 (7/95) RA/GRA Fixed Private

9. SPOUSE'S WAIVER OR UNMARRIED DETERMINATION. You or your spouse must complete this section if you did not answer "yes" in Section 8.

YOUR SPOUSE should complete Part A if you're married. Federal law states that your spouse has certain rights to your annuity. If you're married when you sign and send us this authorization, we need your spouse's written consent. Your spouse has to sign the waiver within 90 days of the date you begin income, and the date he or she signs must be the same or a later date than the date you sign
Section 10. Your spouse has to be present when the signature is witnessed by the plan representative or a notary public.

YOU should complete Part B if you're unmarried. If you're currently employed, your marital status must be established by your employer's plan representative.

10. YOUR AGREEMENT AND SIGNATURE. Please sign this section after completing this authorization.

================================================================================
  USE THE ENCLOSED "PAYMENT DESTINATION INSTRUCTIONS" FORM TO AUTHORIZE US TO DEPOSIT YOUR PAYMENTS IN YOUR BANK ACCOUNT, OR TO MAIL YOUR CHECKS TO AN ADDRESS
                         OTHER THAN YOUR CURRENT HOME.

F7323 (7/95) RA / GRA Fixed Private

                         AUTHORIZATION TO BEGIN FIXED-PERIOD INCOME FROM
                         RETIREMENT ANNUITIES OR GROUP RETIREMENT ANNUITIES    P

================================================================================
1 PERSONAL
  INFORMATION

Name                                                   Social Security Number
________________________________________________________________________________

Date of Birth             Daytime Telephone            Citizenship (if not U.S.)
________________________________________________________________________________

TIAA Number                                            CREF Number
________________________________________________________________________________

Will you have terminated employment from all institutions that contributed to this contract?
[ ] Yes    [ ] No

If not, when do you expect to terminate employment?____/____/____

================================================================================
2 PAYMENT
  START DATE
  AND
  FREQUENCY

Start Income (THE FIRST OF WHAT MONTH)_____________  (year)_________

Payment Frequency [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

================================================================================
3 SELECTING A
  RETIREMENT
  TRANSITION
  BENEFIT

I'D LIKE MY RETIREMENT TRANSITION BENEFIT ON

[ ] 10% OF  MY  TIAA AND CREF  ACCUMULATIONS  BEING  CONVERTED  TO  FIXED-PERIOD
    PAYMENTS

or

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please tell us the percentage or dollar amount you want from each fund that you'll be receiving income from.

TIAA TRADITIONAL (FOR GROUP RETIREMENT ANNUITIES ONLY)
________________________________________________________________________________

CREF STOCK
________________________________________________________________________________

CREF MONEY MARKET
________________________________________________________________________________

CREF SOCIAL CHOICE
________________________________________________________________________________

CREF GLOBAL EQUITIES
________________________________________________________________________________

CREF GROWTH
________________________________________________________________________________

CREF EQUITY INDEX
________________________________________________________________________________

================================================================================
4 CHOOSING THE
  FIXED-PERIOD
  OPTION

FIXED-PERIOD INCOME OPTION

I'D LIKE TO RECEIVE ANNUITY PAYMENTS FROM MY ACCUMULATION FOR A FIXED PERIOD OF _______________ YEARS.
================================================================================

TA-SF

F7323 (7/95) RA /GRA Fixed Private

================================================================================
5 CHOOSING
  THE AMOUNT

I'D LIKE TO BASE MY FIXED-PERIOD INCOME ON

[ ] 100% OF MY TIAA AND CREF ACCUMULATIONS

or

[ ] OTHER AMOUNTS AS INDICATED BELOW. Please write out in words either a dollar amount or a percentage of each account; the minimum for each account is $10,000 (written as "ten thousand dollars").

TIAA TRADITIONAL (FOR GROUP RETIREMENT ANNUITIES ONLY)
________________________________________________________________________________

CREF STOCK
________________________________________________________________________________

CREF MONEY MARKET
________________________________________________________________________________

CREF SOCIAL CHOICE
________________________________________________________________________________

CREF GLOBAL EQUITIES
________________________________________________________________________________

CREF GROWTH
________________________________________________________________________________

CREF EQUITY INDEX
________________________________________________________________________________

================================================================================
6 DIRECT
  ROLLOVER

I'D LIKE TO DIRECTLY ROLL OVER MY

[ ] Retirement Transition Benefit

[ ] Fixed-Period Payout Option (must be less than 10 years)

MAKE MY DIRECT ROLLOVER TO

[ ] MY TIAA-CREF ROLLOVER IRAS: IRA Number(s)

[ ] MY NEW TIAA-CREF ROLLOVER IRAS (please also complete an application)

[ ] ANOTHER COMPANY/INSTITUTION (please complete the following or provide us with the other company's equivalent form that has been completed) Please indicate the type of account set up to receive these funds:

[ ] IRA   [ ] 403(b)   [ ] 401(a) or 403(a)

Company                                                    Telephone
________________________________________________________________________________

Check-Mailing Address
________________________________________________________________________________

City                                     State             Zip
________________________________________________________________________________

Participant Account Number
________________________________________________________________________________

================================================================================
TA-SF

F7323 (7/95) RA /GRA Fixed Private

================================================================================
7 CHOOSING
  YOUR
  BENEFICIARY

Tell us who should receive any payments due after you have died.

Name of                 Social Security                              Date of
Primary Beneficiary         Number            Relationship            Birth




________________________________________________________________________________

Name of                 Social Security                              Date of
Contingent Beneficiary      Number            Relationship            Birth




________________________________________________________________________________

================================================================================
8 EXEMPTION
  FROM SPOUSAL
  WAIVER TO
  PRERETIREMENT
  SURVIVOR
  BENEFITS

If you participated only in retirement plans of publicly supported institutions, such as those of state university systems, or in those of certain churches, you are exempt from federal spousal survivor ben fits requirements. And if you did not participate in the plan of a private employer since August 23, 1984, you are also exempt. If you are in either category, please check the box and skip
Section 9.

[ ] YES, I AM EXEMPT FROM FEDERAL SPOUSAL RIGHTS TO SURVIVOR BENEFITS REQUIREMENTS.
================================================================================

TA-SF

F7323 (7/95) RA /GRA Fixed Private

================================================================================
9 SPOUSE'S
  WAIVER

A. SPOUSE'S CONSENT TO WAIVER OF PRERETIREMENT SURVIVOR BENEFITS
(To be read and signed by the spouse of the annuity owner.)

Under federal law, you have the right to receive a survivor benefit of at least 50% of the amount in this contract if your spouse dies before you. As a result, your spouse must have your written consent before receiving payments from this contract. If you consent to the authorization, you WILL NOT receive a survivor benefit payment from the amount withdrawn. If you agree to the authorization, please read and sign the statement below, and have your signature witnessed.

I AGREE TO THE PAYMENT OF FUNDS FROM THE CONTRACT(S) LISTED IN SECTION 1. 1 UNDERSTAND AND AGREE THAT I'M GIVING UP MY RIGHT TO RECEIVE A SURVIVOR BENEFIT PAYMENT FROM TLAA-CREF FOR THE AMOUNT BEING PAID. I RELEASE TIAA AND CREF FROM ALL LIABILITY FOR MAKING PAYMENT BASED ON THIS AUTHORIZATION.

Spouse's Signature                                             Date
________________________________________________________________________________

Spouse's Signature Witnessed by Plan Representative for (NAME OF INSTITUTION)
________________________________________________________________________________

Authorized Signature               Title                       Date
________________________________________________________________________________

OR

Spouse's Signature Witnessed by Notary Public

State of        )
                : ss

County of       )

ON__________________, 19______, BEFORE ME PERSONALLY APPEARED _________________,
TO ME KNOWN AND KNOWN TO ME TO BE THE INDIVIDUAL WHO SIGNED THE ABOVE SPOUSAL CONSENT AND ACKNOWLEDGED TO ME THAT HE/SHE SIGNED THE CONSENT.

                                                          ____________________
                                                             Notary Public

UNMARRIED
DETERMINATION

B.  ESTABLISHING  YOUR UNMARRIED STATUS
(To be completed by the annuity owner if applicable.)

I'M NOT MARRIED. IF I'M EMPLOYED, MY EMPLOYER'S PLAN REPRESENTATIVE MUST ESTABLISH MY UNMARRIED STATUS TO HIS/HER SATISFACTION AND SIGN BELOW.

Your Signature                                             Date
________________________________________________________________________________

Established by Plan Representative for (NAME OF INSTITUTION)
________________________________________________________________________________

Authorized Signature                    Title              Date
________________________________________________________________________________

================================================================================

10 YOUR
   AGREEMENT

By signing, you agree that:

o The retirement income starting date cannot be prior to the first day of the month following the date we receive all necessary papers;

o The final premium from your employer must be due and payment received or guaranteed by the last day of the month in which your retirement income starts;

o You can't change your income option after payment begins;

o Subject to the terms of your employer's retirement plan provisions, you may receive the commuted value of the remaining payments at any time;

o Your signature authorizes TIAA-CREF to send your payments directly to the IRA or employer plan if you so indicated; and

o Once a contract's entire value has been used to provide benefits, that contract won't have any value, but you're not required to return the contracts to begin benefit payments.

YOUR
SIGNATURE

Signature                                                 Date
________________________________________________________________________________

================================================================================
Ohio and Kentucky residents, please note:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer or other person, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TA-SF

F7323 (7/95) RA / GRA Fixed Private                   Printed on recycled paper.